11. Employee and Director Benefit Programs (Details 2) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Employee And Director Benefit Programs Details 2Abstract
Service cost	$ 362	$ 348	$ 346
Interest cost	70	68	67
Net periodic cost	$ 432	$ 416	$ 413
Weighted average discount rate assumption used to determine benefit obligation	5.49%	5.49%	5.47%